Exhibit 24

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-217717) (collectively, the “Registration Statement”), relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2026 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this this 23rd day of July, 2026.

/s/ Shellye L. Archambeau
Shellye L. Archambeau

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-217717) (collectively, the “Registration Statement”), relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2026 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of July, 2026.

/s/ Roxanne S. Austin
Roxanne S. Austin

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-217717) (collectively, the “Registration Statement”), relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2026 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of July, 2026.

/s/ Mark T. Bertolini
Mark T. Bertolini

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-217717) (collectively, the “Registration Statement”), relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2026 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July, 2026.

/s/ Vittorio Colao
Vittorio Colao

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-217717) (collectively, the “Registration Statement”), relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2026 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of July, 2026.

/s/ Laxman Narasimhan
Laxman Narasimhan

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-217717) (collectively, the “Registration Statement”), relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2026 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July, 2026.

/s/ Daniel H. Schulman
Daniel H. Schulman

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-217717) (collectively, the “Registration Statement”), relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2026 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of July, 2026.

/s/ Caroline A. Litchfield
Caroline A. Litchfield

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-217717) (collectively, the “Registration Statement”), relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2026 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of July, 2026.

/s/ Carol B. Tomé
Carol B. Tomé

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-217717) (collectively, the “Registration Statement”), relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2026 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Caroline Armour and Mary-Lee Stillwell, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July, 2026.

/s/ Jennifer K. Mann
Jennifer K. Mann

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-217717) (collectively, the “Registration Statement”), relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2026 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Caroline Armour and Mary-Lee Stillwell, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of July, 2026.

/s/ Anthony T. Skiadas
Anthony T. Skiadas

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more post-effective amendments to the registration statement on Form S-8 (Registration Statement No. 333-217717) (collectively, the “Registration Statement”), relating to the shares of Common Stock of the Company to be offered and sold from time to time under the 2026 Verizon Communications Inc. Long-Term Incentive Plan.

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas and Caroline Armour, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of July, 2026.

/s/ Mary-Lee Stillwell
Mary-Lee Stillwell